EXHIBIT 32 (a)

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Northland Cable Television, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, John Whetzell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

          (1)  The Form 10-K fully complies with the requirements of Section 13
               (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

          (2) The information contained in the Form 10-K fairly presents in all material respects, the financial condition and results of operations of the Company.

DATE: 3-30-04

/s/  JOHN S. WHETZELL
     -----------------------------------
     John S. Whetzell
     Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Northland Cable Television, Inc. and will be retained by Northland Cable Television, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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